UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number:  811-6259

                          Stratus Fund, Inc.

(Exact name of registrant as specified in charter)

6811 S. 27th Street

P.O. Box 82535

                      Lincoln, NE  68501-2535

(Address of principal executive offices)

Jon C. Gross

Stratus Fund, Inc.

P.O. box 82535

                 Lincoln, Nebraska  68501-2535

(Name and address of agent for service)

Registrant’s telephone number:	(402) 323-1846
(888) 769-2362

Date of fiscal year end:	June 30
Date of reporting period:	June 30, 2011

Item 1.  Report to Stockholders

STRATUS FUND, INC.

Annual Report to Shareholders

June 30, 2011

Table of Contents

Management’s Discussion of Fund Performance

1

Performance

6

Expense Example

8

Financial Statements

Schedules of Investments

10

Statements of Assets and Liabilities

15

Statements of Operations

16

Statements of Changes in Net Assets

17

Financial Highlights

18

Notes to Financial Statements

22

Report of Independent Registered Public Accounting Firm

30

Directors and Executive Officers

31

Approval of Investment Advisory Agreement

33

Other Information

35

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dear Fellow Shareholders:

The past twelve months have generated strong returns in the equity market and positive performance from fixed income markets.  Economic growth has remained positive, however, troubling weak spots within the US economy still exist. First and foremost, the labor market remains challenged with unemployment hovering above 9%, the highest unemployment rates in an economic recovery in three decades.  While job creation numbers have turned positive, there is a long way to go.  The housing market remains weak, presenting further challenges for the US consumer.  Finally, bank lending has actually declined, putting further pressure on the prospects for robust economic growth.

Despite the challenges facing the US economy, riskier assets continue to perform well.  Much of this performance in the equity markets can be attributed to corporate profits, which have been exceptionally strong despite the choppiness of the economic recovery.  Despite a recent pullback, commodities have also performed well over the past year, with oil, agriculture commodities, and metals (precious and industrial) generally posting double-digit gains.

The outlook of the financial markets remains uncertain.  Investors have been rewarded for taking risk despite the lack of a sustainable recovery.  Looking forward, a more consistently positive direction in economic trends will likely be necessary for riskier assets to continue to perform well.

Government Securities Portfolio

The Stratus Government Securities Portfolio returned 2.67% this year versus 2.77% for the fund’s US Treasury bond benchmark index.   Performance for the first six months of the reporting period for Stratus and the benchmark were virtually identical; Stratus Government returned 0.49%, while the benchmark performance was 0.50%.  Stratus performance slightly lagged that of the benchmark in the second six months of the year, returning 2.18% versus 2.27% for the benchmark index.

During the first half of the fiscal year 2011 (third and fourth quarter 2010) five-year US Treasury yields plunged to fifteen month lows as economic data released for July 2010 showed continued weakness in the labor market.  The fall in government bond yields was exacerbated by the Federal Reserve announcement which signaled the Fed was going to resume large scale asset purchases and that “the committee [was] prepared to provide additional accommodation if needed”.

The Federal Reserve officially unveiled its second round of quantitative easing (QE) on November 3rd.   The Fed Open Market Committee authorized the purchase of $600 billion in US Treasury securities from this date until the end of June 2011, at about $75 billion a month, adjusting the amount and timing if needed.  Yields had been falling since August 27th, when Chairman Bernanke’s intimated in his Jackson Hole speech a second round of quantitative easing would be implemented.

The downward trajectory in the general level of interest rates continued through October and early November.  By November 5th, the five-year US Treasury note yield had fallen to a cyclical low of approximately 1 percent.   The two-year US note yield also dropped to a historic low, bottoming at .34% in late October.   The move in the US ten-year note yield was less pronounced during this period but still managed to bottom at a post-crisis low yield of 2.4%.  The Government Securities Portfolio was short duration relative to the index in first half and throughout the year and therefore the fund slightly underperformed the index early in the first half of the year.

Bond yields abruptly reversed and headed higher two days after the second round of quantitative easing (QE2) was officially announced.  However, a stronger than expected October payroll employment report was likely the key driver in sending yields higher.

Modest downward momentum in bond prices continued until an economic release showed higher than expected October retail sales at which point the deterioration in the bond market accelerated.  On the day of the release, the ten-year US note fell 1½ points in price.  Other economic indicators released in the last half of the quarter also showed stronger than expected activity in the areas of manufacturing, inventory accumulation and personal income.  The sentiment in the market began to shift toward above trend GDP growth and numerous economists revised their 2011 growth forecasts higher.  With improving growth prospects and massive Fed stimulus via QE2, intermediate/long-term inflationary expectations increased.

Hence, the yield curve (ten-year – two-year US Treasury yield differential) steepened to 270 basis points from 210 basis points by end of quarter.  The ten-year US note yield increased 78 basis points to 3.29% during the quarter.

Fund relative performance outpaced the return of the index late in first half of the fiscal year.   Performance was enhanced due to our allocations to US Treasury inflation protected securities and A-rated high quality corporate bonds as well as the short duration relative to the index.

Throughout the month of January, the ten-year US Treasury note yield vacillated between 3.45% and 3.3% as the interest rate markets anticipated more evidence of a strengthening recovery while weighing the geo-political events in Egypt and the Mideast.  Employment figures reported in early January were not great, but showed improvement from the previous month.  The unemployment rate dropped to 9.4%, while the non-farm payroll figure posted below consensus expectations at 103,000 new jobs versus a consensus figure of 150,000.

In early February the ten-year US note yield climbed over 40 basis points to a ten month high of 3.70%.  The ISM manufacturing index got things rolling when it printed at 60.8 and the prices paid component rocketed to 81.5 from 72.5 the previous month.  Even though the unemployment rate, which was reported later in the week, fell to 9%, inflation concerns and the elevated ISM figures garnered most attention.  Factory orders and the ISM non-manufacturing index both showed impressive gains in January.

The situation in Egypt appeared to reach a peaceful resolution in mid-February when their President agreed to step down.   However, the price of oil continued to move upward as turmoil in other Middle Eastern countries flared up.    Skyrocketing prices at the pump and their negative impact on consumer spending brought into question the stability of the fragile economic recovery.   The result was a reversal in US Treasury bond yields.  By the end of February the yield on the ten-year US note had fallen back from the ten month high of 3.70% to 3.42%, about where it had begun the month.

Fund performance, early in the second half (first quarter 2011), outpaced that of the benchmark. U.S. TIPS, also known as inflation protected securities, returned 2.37% during the first calendar quarter of 2011, besting high-grade corporate bonds by over 1 percent.  U.S. TIPS were the best performing sector in our portfolio for the year.

Economic data released in April and May showed weakness.  The labor markets appeared to take a step backward, along with declines in many of the regional manufacturing indices.   The disruptions to the global supply chain brought about by the Japanese tsunami slowed production in many industries.  The negative impact on consumers’ pocketbooks from skyrocketing fuel prices began to emerge and brought into question the staying power of the economic recovery.  U.S. Treasury yields fell to an eight month low by June 30, 2011.  Needless to say, the strong rally in bond prices which began in April, coupled with Stratus’ short relative duration led to slight underperformance in the second half (first and second Quarters 2011).  The fund returned 2.18% compared to 2.27% for the benchmark.

Growth Portfolio

For the twelve months ended June 30, 2011, the Stratus Growth Portfolio gained 24.8%, trailing the S&P 500’s gain of 30.7% over that same time period.  For the first six months of fiscal 2011, the Stratus Growth Portfolio was up 4.4%, compared to the S&P 500’s gain of 6.0%.  The rally in the stock market can be attributed to several factors including a growing economy, strong corporate profits, and the return of a risk appetite for investors.

The rally has been led by the cyclical and commodity related areas of the market, with the Energy and Materials Sectors posting the highest returns for the past twelve months.  The Stratus Growth Portfolio did maintain near-market weightings in those sectors, but generally favored less commodity-sensitive stocks within those sectors given the uncertain economic outlook.  The worst performing sectors of the market over the past twelve months were Financials and Utilities, and Stratus Growth was underweighted in both of those sectors, which contributed positively to performance.  Currently, the most favored sector in the portfolio is Technology, as several tech companies have been identified as attractively priced stocks possessing high-quality fundamentals.  Technology stocks in general have lagged the market over the past six and twelve month periods, which has negatively impacted performance relative to the market.

Given the uncertain economic backdrop, the Stratus Growth Portfolio has emphasized what we feel are high quality stocks.  We believe that the relatively attractive valuations, strong balance sheets, and diversified revenue streams offered by many of our larger holdings are desirable.  Unfortunately, for the past twelve months, the market has had an appetite for risk, with higher beta and lower quality stocks leading the market.  Thus, one of the leading contributors to the Portfolio’s lagging of the market has been a focus on relatively safe, high-quality equities.  By way of example, Microsoft (MSFT) and PepsiCo (PEP) have been among the fund’s top holdings the past year.  Both of these blue-chips have a strong global presence, excellent balance sheets, pay healthy dividends, and are growing cash flows and earnings.  Despite these attributes, both stocks’ total return lagged the market by more than 10% over the past year.  We believe that the impressive fundamentals of these and other high-quality companies in the portfolio should be rewarded by the market.

The Growth Portfolio has maintained a diversified portfolio, and risk control is implemented by maintaining exposure to major sectors and industries of the market while limiting overexposure to individual securities or industries.  Furthermore, cash reserves may be increased in relation to the assessment of risk versus reward for individual stocks or for the stock market in general

Looking forward, the Stratus Growth Portfolio expects to continue its focus on what we believe to be high quality securities.  Stocks with strong balance sheets, solid cash flows, and dividend yields appear to be trading at a significant discount to their intrinsic values.  Moreover, these securities possess attractive growth potential, as many high quality companies are larger in size and often have globally diversified revenue sources.

We thank you for your past and continued investment in the Stratus Family of Funds.

Respectfully,

Ryan Sailer, CFA

Mark Portz, CFA

PERFORMANCE

Average Annual Return

End of Period (06/30/2011) Values

1 Year

24.84%

Growth Institutional Shares

$818,726.25

5 Years

1.24%

S&P 500

$1,007,811.25

10 Years

2.29%

Average Annual Return

End of Period (06/30/2011) Values

1 Year

24.84%

Growth Retail Shares

$15,083.12

5 Years

1.27%

S&P 500

$16,510.58

10 Years

2.25%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 4.5% on the $10,000 investment with dividends and capital gains reinvested.  Average annual return in the chart above assumes reinvestment of dividends and capital gains.  Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares.

Average Annual Return

End of Period (06/30/2011) Values

1 Year

2.67%

Government Securities Institutional Shares

$544,371.50

5 Years

5.22%

Merrill Lynch U.S. Treasury Inter-Term Bond

$610,127.50

10 Years

4.05%

Average Annual Return

End of Period (06/30/2011) Values

1 Year

2.65%

Government Securities Institutional Shares

$16,992.59

5 Years

5.24%

Merrill Lynch U.S. Treasury Inter-Term Bond

$18,890.92

10 Years

3.98%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested.  Average annual return in the chart above assumes reinvestment of dividends and capital gains.  Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares.

EXPENSE EXAMPLE

As a shareholder of Stratus Fund, Inc. (the Fund) you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at January 1, 2011 and held until June 30, 2011.

The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in these columns, together with amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Six Months Ended June 30, 2011” to estimate the expenses you paid on your account during this period.

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)

	Beginning Account Value at January 1, 2011	Ending Account Value Using Actual Return at June 30, 2011	Expenses Paid During Six Months Ended June 30, 2011*

Actual
Growth Institutional	$1,000.00	$1,043.70	$5.98
Growth Retail	$1,000.00	$1,044.40	$5.98
Government Securities Institutional	$1,000.00	$1,021.70	$4.71
Government Securities Retail	$1,000.00	$1,021.60	$4.71

	Beginning Account Value at January 1, 2011	Ending Account Value Using 5% Return at June 30, 2011	Expenses Paid During Six Months Ended June 30, 2011*
Hypothetical (5% return before expenses)
Growth Institutional	$1,000.00	$1,018.94	$5.91
Growth Retail	$1,000.00	$1,018.94	$5.91
Government Securities Institutional	$1,000.00	$1,020.13	$4.71
Government Securities Retail	$1,000.00	$1,020.13	$4.71

* Expenses are equal to the Fund's expense ratio of 1.18% (Growth Portfolio Institutional and Retail Shares) and 0.94%
(Government Securities Portfolio Institutional and Retail Shares), multiplied by the average account value over the period, multiplied by 181 days divided by 365 days (to reflect the one-half year period).

GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2011

		Percent of
Shares	Common Stock - 98.51%	Net Assets	Fair Value

	Basic Materials	1.07%
6,000	Praxair, Inc.		$650,340

	Consumer Discretionary	11.26%
50,000	Best Buy Company, Inc.		1,570,500
75,000	Comcast Corp.		1,900,500
13,000	DIRECTV *		660,660
27,000	Jarden Corp.		931,770
35,000	Viacom, Inc.		1,785,000
			6,848,430

	Consumer Staples	10.62%
30,000	CVS Caremark Corp.		1,127,400
32,000	Pepsico, Inc.		2,253,760
25,000	Procter & Gamble Co.		1,589,250
28,000	Wal-Mart Stores, Inc.		1,487,920
			6,458,330

	Energy	12.25%
8,000	Apache Corporation		987,120
14,000	ConocoPhillips		1,052,660
26,000	Exxon Mobil Corp.		2,115,880
20,000	Noble Corp.		788,200
15,000	Occidental Petroleum Corp.		1,560,600
11,000	Schlumberger Limited		950,400
			7,454,860

	Financials	11.70%
35,000	Bank of America Corp.		383,600
12	Berkshire Hathaway, Inc. - A *		1,393,260
7,000	Goldman Sachs Group, Inc.		931,630
40,000	JPMorgan Chase & Co.		1,637,600
28,000	Legg Mason, Inc.		917,280
20,000	MetLife, Inc.		877,400
30,000	Redwood Trust, Inc.		529,200
10,000	State Street Corp.		450,900
			7,120,870

	Health Care	15.27%
38,000	Abbott Laboratories		1,999,560
17,000	Becton, Dickinson and Company		1,464,890
16,000	Covidien plc		851,680
25,000	Johnson & Johnson		1,663,000
12,000	Novartis AG		733,320
11,000	Teval Pharmaceutical Industries, Ltd.		530,420
25,000	United Health Group, Inc.		1,289,500
12,000	Zimmer Holdings, Inc. *		758,400
			9,290,770

10

GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2011

		Percent of
Shares	Common Stock - 98.51%	Net Assets	Fair Value

	Industrials	11.18%
10,000	3M Co.		$948,500
105,000	General Electric Co.		1,980,300
29,000	ITT Corp.		1,708,970
9,000	Lockheed Martin Corp.		728,730
30,000	Terex Corp. *		853,500
8,000	United Parcel Service, Inc.		583,440
			6,803,440

	Technology	23.71%
4,000	Apple, Inc.*		1,342,680
120,000	Cisco Systems, Inc.*		1,873,200
36,000	Hewlett-Packard Co.		1,310,400
18,000	Intel Corp.		398,880
3,000	International Business Machines Corp.		514,650
100,000	Microsoft Corp.		2,600,000
50,000	Oracle Corp.		1,645,500
25,000	QUALCOMM, Inc.		1,419,750
40,000	Texas Instruments, Inc.		1,313,200
70,000	Western Union Co.		1,402,100
40,000	Yahoo!, Inc.*		601,600
			14,421,960

	Telecommunications	1.45%
33,000	Vodafone Group Plc		881,760
			881,760

	Other Securities - 1.33%
809,189	Goldman Sachs Financial Square Government Fund	1.33%	809,189

	Total investments in securities (cost $51,839,021)	99.84%	$60,739,949
	Other assets, less liabilities	0.16%	97,443
	NET ASSETS	100.00%	$60,837,392

*Indicates nonincome-producing security

Industry classifications are unaudited

See accompanying notes to financial statements

	11

GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2011

Principal		Percent of
Amount		Net Assets	Fair Value

	Government Agency Bonds	32.92%
$2,000,000	Farmer Mac 5.50% due 7/15/11		$2,004,102
500,000	Federal Farm Credit Bank 4.12% due 3/9/21		505,480
2,000,000	Federal Home Loan Bank 1.125% due 5/18/12		2,014,212
1,000,000	Federal Home Loan Bank 3.375% due 10/13/20		970,452
2,100,000	Federal Home Loan Bank 4.875% due 10/30/17		2,379,203
2,500,000	Federal Home Loan Bank 5.00% due 3/09/12		2,580,910
1,000,000	Federal Home Loan Bank 5.375% due 6/14/13		1,094,395
2,415,000	Federal Home Loan Bank 1.15% due 12/30/13		2,420,538
1,100,000	Federal Home Loan Mortgage 3.75% due 3/27/19		1,163,940
1,000,000	Federal Home Loan Mortgage 5.25% due 4/18/16		1,151,739
2,000,000	Federal National Mortgage Assn. 5.00% due 5/11/17		2,287,716
			18,572,687

	Mortgage Backed Securities	11.93%
1,516,740	Federal Home Loan Mortgage Pool 4.00% due 5/01/19		1,604,750
319,455	Federal Home Loan Mortgage Pool 5.00% due 2/01/18		345,213
46,220	Federal Home Loan Mortgage Pool 5.00% due 10/01/12		49,572
109,067	Federal Home Loan Mortgage Pool 5.50% due 9/01/17		118,158
140,752	Federal Home Loan Mortgage Pool 5.50% due 11/01/16		152,308
45,932	Federal Home Loan Mortgage Pool 6.00% due 3/01/17		50,278
554,325	Federal Home Loan Mortgage CMO 5.50% due 12/15/20		584,613
179,592	Federal National Mortgage Assn. Pool 4.50% due 5/01/15		188,944
26,455	Federal National Mortgage Assn. Pool 5.50% due 3/01/17		28,731
1,283,492	Federal National Mortgage Assn. Pool 5.50% due 1/01/18		1,393,914
78,514	Federal National Mortgage Assn. Pool 6.00% due 6/01/16		85,845
70,800	Federal National Mortgage Assn. Pool 6.00% due 12/01/16		77,411
258,113	Government National Mortgage Assn. Pool 1.75% due 8/20/34		268,451
163,667	Government National Mortgage Assn. Pool 2.625% due 8/20/32		156,327
730,143	Government National Mortgage Assn. Pool 4.50% due 5/15/18		787,552
765,837	Government National Mortgage Assn. Pool 5.00% due 11/15/33		835,161
			6,727,228

	Treasury Notes/Bonds/Inflation Protected Securities	34.71%
3,000,000	US Treasury Note 2.375% due 2/28/15		3,134,070
2,000,000	US Treasury Note 2.75% due 2/15/19		2,019,218
1,000,000	US Treasury Note 3.125% due 4/30/13		1,049,102
1,000,000	US Treasury Note 3.50% due 5/31/13		1,057,930
2,000,000	US Treasury Note 5.125% due 5/15/16		2,324,376
2,146,660	US Treasury Inflation Protected Security 1.625% due 1/15/18		2,360,656
2,448,580	US Treasury Inflation Protected Security 1.875% due 7/15/13		2,601,616
2,427,642	US Treasury Inflation Protected Security 1.875% due 7/15/15		2,676,854
2,106,220	US Treasury Inflation Protected Security 1.875% due 7/15/19		2,355,510
			19,579,332

	Corporate Bonds	13.58%
1,000,000	Archer Daniels 5.45% due 3/15/18		1,135,293
1,000,000	Berkshire Hathaway 5.00% due 8/15/13		1,080,065
1,000,000	Conoco Phillips 5.625% due 10/15/16		1,158,264
500,000	Pfizer, Inc. 6.20% due 3/15/19		584,877
1,000,000	Procter & Gamble 1.8% due 11/15/15		995,571
1,000,000	SBC Communications 5.10% due 9/15/14		1,098,942
1,500,000	Wal-Mart Stores 4.55% due 5/01/13		1,604,811
			7,657,823

	Other Securities	6.29%
1,849,257	Goldman Sachs Financial Square Government Fund		1,849,257
1,700,738	JP Morgan U.S. Government Fund		1,700,738
			3,549,995

	Total investments in securities (cost $52,609,995)	99.43%	$56,087,065
	Other assets, less liabilities	0.57%	321,657
	TOTAL NET ASSETS	100.00%	$56,408,722

See accompanying notes to financial statements

13

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2011
		Government
	Growth	Securities
Assets:	Portfolio	Portfolio
Investments in securities at fair value
(cost $51,839,021 and $52,609,995)	$60,739,949	$56,087,065
Accrued interest and dividends receivable	97,093	419,760
Prepaid expense	398	398
Receivable for fund shares sold	47,185	-
Total assets	$60,884,625	$56,507,223
Liabilities:
Accrued expenses, including investment management
and distribution expense payable to adviser,
administrator and distributor (note 4)	47,233	34,999
Payable for fund shares redeemed	-	63,502
Total liabilities	47,233	98,501

Net assets applicable to outstanding capital stock	$60,837,392	$56,408,722

Net assets are represented by:
Capital stock, authorized 20 million and 10 million shares respectively;
outstanding, at $.001 par (note 6)	$3,983	$5,337
Additional paid-in capital	54,045,594	53,033,179
Accumulated undistributed net investment gain	157,396	24,693
Accumulated net realized loss on investments	(2,270,509)	(131,557)
Unrealized appreciation	8,900,928	3,477,070
Total net assets applicable to shares outstanding	$60,837,392	$56,408,722

Shares outstanding and net asset value per share:
Institutional class net assets	$60,640,002	$56,405,643
Institutional shares of Capital Stock outstanding	3,970,472	5,337,192
Net Asset Value and offering price per share - Institutional shares	$15.27	$10.57

Retail class net assets	$197,390	$3,079
Retail shares of Capital Stock outstanding	13,096	291
Net Asset Value per share - Retail shares	$15.07	$10.57
Maximum sales charge (note 4)	0.71	0.33
Maximum offering price to public	$15.78	$10.90

See accompanying notes to financial statements 15

STATEMENTS OF OPERATIONS
Year Ended June 30, 2011
		Government
	Growth	Securities
Investment income:	Portfolio	Portfolio

Dividends	$1,085,129	$2,531
Interest	-	2,076,477
Other income	19,651	-
Total investment income	$1,104,780	$2,079,008

Expenses:
Investment advisory fees (note 4)	$433,235	$281,115
Administration fees (note 4)	144,412	140,558
Accounting and auditing	27,227	30,109
Directors' compensation	25,250	25,250
Securities pricing	8,346	7,388
Other operating expenses	42,916	42,121
Total expenses	681,386	526,541
Net investment income	$423,394	$1,552,467

Realized and unrealized gain on investments:
Net realized gain	$2,177,360	$ 1,349
Net unrealized appreciation (depreciation)
Beginning of period	(796,841)	3,563,372
End of period	8,900,928	3,477,070
Net unrealized appreciation (depreciation)	9,697,769	(86,302)
Net realized and unrealized gain (loss) on investments	11,875,129	(84,953)

Net increase in net assets resulting from operations	$12,298,523	$1,467,514

See accompanying notes to financial statements 16

STATEMENTS OF CHANGES IN NET ASSETS
Years ended June 30, 2011 and 2010
			Government
	Growth Portfolio		Securities Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Operations:
Net investment income	$423,394	$317,000	$1,552,467	$1,591,782
Net realized gain on investments	2,177,360	1,704,453	1,349	91,292
Unrealized appreciation (depreciation)	9,697,769	3,200,444	(86,302)	1,468,764
Net increase in net assets resulting from operations	12,298,523	5,221,897	1,467,514	3,151,838

Distributions to shareholders from:
Net investment income
Institutional Class	325,704	356,900	1,532,145	1,562,540
Retail Class	1,064	1,524	84	297
	326,768	358,424	1,532,229	1,562,837
Net realized gains
Institutional Class	-	-	-	-
Retail Class	-	-	-	-
	-	-	-	-

Total distributions	326,768	358,424	1,532,229	1,562,837

Capital share transactions (note 6):
Proceeds from sales	6,563,572	6,605,034	10,402,639	13,215,711
Payment for redemptions	(7,608,796)	(9,240,695)	(11,890,954)	(12,377,362)
Reinvestment of net investment income	205,169	230,560	1,057,807	1,099,749
Reinvestment of net realized gains	-	-	-	-
Total increase (decrease) from capital share transactions	(840,055)	(2,405,101)	(430,508)	1,938,098
Total increase (decrease) in net assets	11,131,700	2,458,372	(495,223)	3,527,099
Net Assets:
Beginning of period	49,705,692	47,247,320	56,903,945	53,376,846
End of period	$ 60,837,392	$ 49,705,692	$ 56,408,722	$ 56,903,945

Undistributed net investment income:	$ 157,396	$ 60,769	$ 24,693	$ 15,826

See accompanying notes to financial statements 17

GROWTH PORTFOLIO INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2011, 2010, 2009, 2008, and 2007

	2011	2010	2009	2008	2007
Net asset value:
Beginning of period	$12.30	$11.19	$15.20	$18.03	$16.55
Income from investment operations
Net investment income	0.11	0.08	0.11	0.10	0.07
Net realized and unrealized gain (loss) on investments	2.94	1.12	(3.90)	(1.46)	1.84
Total income (loss) from investment operations	3.05	1.20	(3.79)	(1.36)	1.91

Less distributions
Dividends from net investment income	(0.08)	(0.09)	(0.14)	(0.08)	(0.05)
Distribution from net realized gains	0.00	0.00	(0.08)	(1.39)	(0.38)
Total distributions	(0.08)	(0.09)	(0.22)	(1.47)	(0.43)

End of period	$15.27	$12.30	$11.19	$15.20	$18.03

Total return:	24.84%	10.62%	(24.87%)	(8.32%)	11.80%

Ratios/Supplemental data:
Net assets, end of period	$60,640,002	$49,527,391	$47,022,529	$61,208,636	$66,680,820
Ratio of expenses to average net assets	1.18%	1.18%	1.16%	1.12%	1.15%
Ratio of net investment income to average net assets	0.73%	0.59%	0.97%	0.62%	0.39%
Portfolio turnover rate	29.56%	36.68%	23.09%	35.42%	41.50%

Per share amounts calculated on average shares outstanding

See accompanying notes to financial statements

                                               18

GROWTH PORTFOLIO RETAIL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2011, 2010, 2009, 2008, and 2007

	2011	2010	2009	2008	2007
Net asset value:
Beginning of period	$12.14	$11.05	$15.01	$17.82	$16.34
Income from investment operations
Net investment income	0.11	0.08	0.11	0.10	0.07
Net realized and unrealized gain (loss) on investments	2.90	1.10	(3.85)	(1.44)	1.84
Total income (loss) from investment operations	3.01	1.18	(3.74)	(1.34)	1.91

Less distributions
Dividends from net investment income	(0.08)	(0.09)	(0.14)	(0.08)	(0.05)
Distribution from net realized gains	0.00	0.00	(0.08)	(1.39)	(0.38)
Total distributions	(0.08)	(0.09)	(0.22)	(1.47)	(0.43)

End of period (a)	$15.07	$12.14	$11.05	$15.01	$17.82

Total return: (a)	24.84%	10.57%	(24.85%)	(8.31%)	11.95%

Ratios/Supplemental data:
Net assets, end of period	$197,390	$178,301	$224,791	$325,211	$471,466
Ratio of expenses to average net assets	1.18%	1.18%	1.16%	1.12%	1.15%
Ratio of net investment income to average net assets	0.73%	0.59%	0.97%	0.62%	0.39%
Portfolio turnover rate	29.56%	36.68%	23.09%	35.42%	41.50%

Per share amounts calculated on average shares outstanding

(a) Excludes maximum sales load of 4.5%

See accompanying notes to financial statements

                                                                                                          19

GOVERNMENT SECURITIES PORTFOLIO INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2011, 2010, 2009, 2008, and 2007

	2011	2010	2009	2008	2007
Net asset value:
Beginning of period	$10.58	$10.28	$10.02	$9.70	$9.61
Income from investment operations
Net investment income	0.29	0.30	0.29	0.37	0.35
Net realized and unrealized gain (loss) on investments	(0.01)	0.29	0.28	0.32	0.09
Total income from investment operations	0.28	0.59	0.57	0.69	0.44

Less distributions
Dividends from net investment income	(0.29)	(0.29)	(0.31)	(0.37)	(0.35)
Total distributions	(0.29)	(0.29)	(0.31)	(0.37)	(0.35)

End of period	$10.57	$10.58	$10.28	$10.02	$9.70

Total return:	2.67%	5.88%	5.76%	7.25%	4.62%

Ratios/Supplemental data:
Net assets, end of period	$56,405,643	$56,900,642	$53,364,244	$51,131,987	$48,390,268
Ratio of expenses to average net assets	0.94%	0.92%	0.87%	0.88%	0.91%
Ratio of net investment income to average net assets	2.76%	2.88%	2.96%	3.76%	3.60%
Portfolio turnover rate	6.96%	18.44%	17.54%	22.14%	11.02%

Per share amounts calculated on average shares outstanding

See accompanying notes to financial statements

                                                                                           20

GOVERNMENT SECURITIES PORTFOLIO RETAIL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2011, 2010, 2009, 2008, and 2007

	2011	2010	2009	2008	2007
Net asset value:
Beginning of period	$10.58	$10.28	$10.02	$9.70	$9.61
Income from investment operations
Net investment income	0.29	0.30	0.29	0.37	0.35
Net realized and unrealized gain (loss) on investments	(0.01)	0.30	0.28	0.32	0.07
Total income from investment operations	0.28	0.60	0.57	0.69	0.42

Less distributions
Dividends from net investment income	(0.29)	(0.30)	(0.31)	(0.37)	(0.33)
Total distributions	(0.29)	(0.30)	(0.31)	(0.37)	(0.33)

End of period (a)	$10.57	$10.58	$10.28	$10.02	$9.70

Total return: (a)	2.65%	5.98%	5.76%	7.25%	4.62%

Ratios/Supplemental data:
Net assets, end of period	$3,079	$3,303	$12,602	$12,021	$11,307
Ratio of expenses to average net assets	0.94%	0.92%	0.87%	0.88%	0.91%
Ratio of net investment income to average net assets	2.76%	2.88%	2.96%	3.76%	3.60%
Portfolio turnover rate	6.96%	18.44%	17.54%	22.14%	11.02%

Per share amounts calculated on average shares outstanding

(a) Excludes maximum sales load of 3.0%

See accompanying notes to financial statements

                                                                      21

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

1.

Organization

Stratus Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At June 30, 2011, the following series were authorized and had shares outstanding:

Growth Portfolio

Government Securities Portfolio

Both the Growth Portfolio and the Government Securities  Portfolio (each a Portfolio and collectively the Portfolios) have two classes of shares authorized and outstanding: retail and institutional.

2.

Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its Portfolios’ financial statements.

Use of Estimates:  In preparing its Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period.  Actual results could differ from those estimates.

New Accounting Pronouncements:  The Fund adopted new fair value guidance that expands fair value disclosures.  The guidance does not require new fair value measurements or change how fair value is measured.  The guidance requires additional disclosures, including transfers between Levels 1 and 2.

Valuation of Investments

Investment securities are carried at fair value determined using the following valuation methods:

•

Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price as reported by an independent pricing service.  Investments in mutual funds are valued at the quoted net asset value for the fund.  Debt securities held by the Portfolios are valued using market quotations when available.

•

In the event that the price of a security is not available from the pricing services, one or more brokerage firms are contacted to obtain the most recent price available for the security.

•

Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith under the direction of the Board of Directors.  Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

All securities are valued at the close of each business day.

The Growth Portfolio is authorized to purchase exchange-traded put and call options. At June 30, 2011, the Growth Portfolio had no such exchange traded options nor were any purchased during the year then ended.

The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale).  When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer.  The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities.  A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received.  The Portfolios did not enter into any short sale transactions for the year ended June 30, 2011.

Security Transactions and Investment Income

Security transactions are accounted for on the date securities are purchased or sold (trade date).  Dividend income is recognized on the ex-dividend date and interest income is accrued daily.  Amortization of premium and accretion of discount is accrued daily using the constant yield method and is included in interest income.  Realized investment gains and losses are determined by specifically identifying the issue sold.

Expenses

With the exception of class specific expenses, each Portfolio allocates expenses as well as revenue and gains and losses to its classes based on relative net assets to total Portfolio net assets.  Class specific expenses are borne solely by that class.

Federal Income Taxes

It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute substantially all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law.  Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under accounting principles generally accepted in the United States of America.  These book/tax differences are either temporary or permanent in nature.  To the extent these differences are permanent, they are charged or credited to paid-in-capital, accumulated undistributed net investment income or accumulated net realized gain/loss, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax.  There will be no net realized gain distributions until the net realized capital loss carry forwards have been offset or expired.

The Portfolios have no material uncertain tax benefits as of June 30, 2011.  All tax years prior to the fiscal year ended June 30, 2007 are closed to examination.  It is the policy of the Portfolios to recognize accrued interest and penalties related to uncertain tax benefits in income taxes.

Distribution to Shareholders

Dividends to shareholders are recorded on the ex-dividend date.  The Government Securities Portfolio may declare dividends monthly and the Growth Portfolio may declare dividends annually.  The dividends declared become payable immediately.  Net realized gains, if any, are distributed annually.

Fair Value Measurements

The Fair Value Measurements and Disclosures topic of the FASB (Financial Accounting Standards Board) Accounting Standards Codification defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  The various inputs that may be used to determine the fair value are summarized in three levels:

Level 1 -  Quoted prices in active markets for identical securities

Level 2 -  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In measuring fair value, the Fund primarily uses valuations based on market data.  The inputs used for each asset class is as follows:

Level 1

•

Common Stock – Comprised of actively traded, exchange listed equity securities.  Valuation is determined by quoted prices in active markets.

•

Other Securities – Comprised of money market funds that have daily quoted net asset values.

Level 2

•

Government Agency – Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

•

Mortgage Backed Securities– Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

•

Treasury Notes/Bonds/Inflation Protected Securities– Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

•

Corporate Bonds– Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

The Fund made no transfers between Levels 1 and 2 during the year ended June 30, 2011.  The following is a summary of the inputs used to value each of the Portfolio’s investments as of June 30, 2011:

Growth Portfolio:

Level 1

Level 2

 Level 3

Common Stock	$59,930,760(1)	$-	$-
Money Markets	809,189
Totals	$60,739,949	$-	$-

(1) All common stocks in the portfolio are Level 1 and further detail by industry is disclosed in the schedule of investments.

Government Securities Portfolio:

Level 1

Level 2

 Level 3

Government Agency Bonds	$-	$18,572,687	$-
Mortgage Backed Securities	-	6,727,228	-
Treasury Notes/Bonds/
Inflation Protected Securities	-	19,579,332	-
Corporate Bonds	-	7,657,823	-
Money Markets	$3,549,995	-	-
Totals	$3,549,995	$52,537,070	$-

3.

Federal Income Tax Information

Distributions paid during the years ended June 30, 2011 and 2010, totaled $326,768 and $358,424 for the Growth Portfolio, respectively, $1,532,229 and $1,562,837 for the Government Securities Portfolio, respectively, and were all characterized as ordinary income for tax purposes.  No realized gains were distributed for either the Growth Portfolio or the Government Securities Portfolio for the years ended June 30, 2011 and 2010.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2011, the components of the tax basis cost of investments and net unrealized appreciation for the Growth Portfolio and Government Securities Portfolio were as follows:

Growth

Government Securities

Federal tax cost of investments	$51,839,021	$52,609,995

Unrealized appreciation	$11,274,799	$3,508,607
Unrealized depreciation	(2,373,871)	(31,537)
Net unrealized appreciation	$8,900,928	$3,477,070

As of June 30, 2011 the components of distributable earnings on a tax basis were as follows:

Growth

Government Securities

Net unrealized appreciation	$8,900,928	$3,477,070
Undistributed ordinary income	$157,396	$26,711
Undistributed capital gains	$-	$-
Accumulated capital losses	$(2,270,509)	$(131,557)

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes.  The Growth Portfolio had unused capital loss carryforwards of $2,270,509, available for federal income tax purposes, at June 30, 2011 which expire as follows: $2,270,509 in 2018.  The Government Securities Portfolio had unused capital loss carryforwards of $131,557, available for federal income tax purposes, at June 30, 2011, which expire as follows: $15,768 in 2012, $24,307 in 2013, $3,160 in 2014, $44,280 in 2015, $18,376 in 2016 and $25,666 in 2017.

4.

Fees, Expenses and Related Party Transactions

  Investment Advisory Services

The Fund and its Portfolios have retained a related company, Union Investment Advisors, Inc. (the Advisor) as the investment advisor for the Fund’s assets.

Under the investment advisory agreement the Advisor receives fees for services rendered at the following rates per annum of the average daily net assets of the Portfolios:

Portfolio

Annual Fee Rate

Growth

.75%

Government Securities

.50%

Administrative Services; Transfer Agent; Custodian

The Fund has retained Adminisystems, Inc. (the Administrator) to act as transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. The Administrator is a related party to the Fund.  The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets.  The Fund has retained Union Bank & Trust Company, a related party, as custodian for the Fund’s assets.  The Portfolios have recorded amounts payable to the custodian reflecting overdrafts which occur in the ordinary course of business due to the timing of settlements.

Distribution Services

The Fund has selected Nelnet Capital, LLC (the Distributor), a company related through common management to the Advisor and Union Bank & Trust Company, to act as the underwriter and distributor of the fund’s shares. Retail shares for the
Growth portfolio include a maximum sales charge of 4.5%.  Retail shares for the Government Securities portfolio include a maximum sales charge of 3.0%.  For sales of both Portfolios of $50,000 or more, the sales charge is reduced.

Fees

Under the terms of the advisory and administrative agreements outlined above, the Portfolios collectively incurred $714,350 and $284,970, respectively, for such services during the year ended June 30, 2011.

At June 30, 2011, the following accrued investment advisory and administrative fees were payable to the Advisor and Administrator.

Payable to

Payable to

Advisor

Administrator

 Total

Growth Portfolio	$36,592	$12,197	$48,789
Government Securities Portfolio	23,333	11,666	34,999

Brokerage Services

In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios can use Nelnet Capital, LLC, a related party, to effect security trades on their behalf.  For the year ended June 30, 2011, the Growth Portfolio paid $10,430 in commission to Nelnet Capital, LLC. As is customary in the industry, the investment advisor evaluates the pricing and ability to execute the transactions in selecting brokers to effect trades.

Ownership of Fund Shares by Management

At June 30, 2011, directors, officers and employees of the Fund, the Advisor and Administrator and their immediate families held the following in each Portfolio under UBATCO & Co., nominee name for Union Bank & Trust Company:

   Shares

    Value

Growth Portfolio Institutional Class	31,814	$485,800
Growth Portfolio Retail Class	-	-
Government Securities Portfolio Institutional Class	10,445	110,399
Government Securities Portfolio Retail Class	-	-

At June 30, 2011, UBATCO & Co. held the following in each Portfolio:

     Shares

     Value

Growth Portfolio Institutional Class	3,965,641	$60,555,337
Growth Portfolio Retail Class	6,201	93,455
Government Securities Portfolio Institutional Class	5,335,492	56,396,152
Government Securities Portfolio Retail Class	-	-

5.

Securities Transactions

Purchases of securities and proceeds from sales, excluding short-term securities and US Government obligations, were as follows for each Portfolio for the year ended June 30, 2011:      Proceeds

Purchases

Proceeds

From Calls

Of Securities

From Sales

& Maturities

Growth Portfolio	$16,694,082	$17,576,986	$ -
Government Securities Portfolio	4,905,652	-	3,605,000

6.

Capital Share Transactions

The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share.

Transactions in the capital stock of each Portfolio for the year ended June 30, 2011 were as follows:

Growth

Growth

Portfolio

Portfolio

Institutional Shares

Retail Shares

Transactions in shares:

Shares sold	457,641	-
Shares redeemed	(527,599)	(1,657)
Reinvested dividends	13,978	66
Net increase (decrease)	(55,980)	(1,591)

Growth

Growth

Portfolio

Portfolio

Institutional Shares

Retail Shares

Transactions in dollars:

Dollars sold	$6,563,572	$ -
Dollars redeemed	(7,586,732)	(22,064)
Reinvested dividends	204,218	951
Net increase (decrease)	$(818,942)	$(21,113)

Government

Government

Securities Portfolio

Securities Portfolio

Institutional Shares

Retail Shares

Transactions in shares:

Shares sold	981,745	-
Shares redeemed	(1,121,444)	(29)
Reinvested dividends	99,956	8
Net increase (decrease)	(39,743)	(21)

Transactions in dollars:

Dollars sold	$10,402,639	$ -
Dollars redeemed	(11,890,645)	(309)
Reinvested dividends	1,057,723	84
Net increase (decrease)	$(430,283)	$(225)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of
Stratus Fund, Inc.
Lincoln, Nebraska

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Stratus Fund, Inc. (the “Fund”) comprising the Growth and Government Securities Portfolios as of June 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Stratus Fund, Inc. as of June 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Omaha,Nebraska
August 19, 2011

DIRECTORS AND EXECUTIVE OFFICERS

The Fund is governed by a Board of Directors which is responsible for protecting the interests of the Fund’s shareholders under Minnesota law.  The Directors meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Adviser.

The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:

Directors Who Are Not Interested Persons of the Fund

Name, Address and Age	Director Since	Position Held With Fund	Principal Occupation During Last Five Years	Other Directorships
Thomas C. Smith (66) 1225 “L” Street Suite 200 Lincoln, Nebraska 68508	1993	Director	Chairman and Chief Executive Officer, SMITH HAYES Financial Services Corporation (financial services corporation) Lincoln, Nebraska	None
R. Paul Hoff (76) 2543 Bluff Road Seward, Nebraska 68434	1993	Director	Retired	None
Edson L. Bridges III (53) 8401 W. Dodge Road, #256 Omaha, Nebraska 68114	1993	Director	Vice President and Director of Bridges Investment Counsel Inc. (registered investment adviser)	Director, Bridges Investment Fund, Inc.
James J. DeMars (67) P.O. Box 81607 Lincoln, Nebraska 68501	2004	Director	Retired. Partner of DeMars, Gordon, Olson & Zalewski (law firm)	None
31

Directors Who Are Interested Persons of the Fund

Name, Address and Age	Director Since	Position(s) Held With Fund	Principal Occupation During Last Five Years	Other Directorships
Jon Gross (41)* 6801 S. 27th Street Lincoln, Nebraska 68512	2004	President and Chief Executive Officer	Senior Vice President, Union Bank and Trust Company; Chief Executive Officer, Adminisystems, Inc.; Chairman and Chief Executive Officer, Union Investment Advisors, Inc.; Director, Nelnet Capital, LLC.	None

_______________________________________________________________________

*Mr. Gross is considered an interested person of the Fund because he is an officer and director of the adviser to, and managing director of the principal underwriter of, the Fund.

Executive Officers

Name, Address and Age	Officer Since	Position(s) Held With Fund	Principal Occupation During Last Five Years
Jon Gross (41) 6801 S. 27th Street Lincoln, Nebraska 68512	2003	President and Chief Executive Officer	Senior Vice President, Union Bank and Trust Company; Chief Executive Officer, Adminisystems, Inc.; Chairman and Chief Executive Officer, Union Investment Advisors, Inc.; Director, Nelnet Capital, LLC.
Jeff Jewell (39) 6811 S. 27th Street Lincoln, Nebraska 68512	2003	Vice President and Chief Financial Officer	Vice President, Union Bank and Trust Company; Vice President, Adminisystems, Inc.
Tanya Lebsock (42) 6811 S. 27th Street Lincoln, Nebraska 68512	2003	Secretary and Chief Compliance Officer	Assistant Vice President, Union Bank and Trust Company; Chief Compliance Officer, Union Investment Advisors, Inc.

The Fund’s statement of additional information includes additional information about the Fund’s directors and is available upon request, without charge, by calling (888) 769-2362.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of Stratus Fund, Inc. oversees the management of the Fund and its investment portfolios, the Government Securities Portfolio and Growth Portfolio (the “Portfolios”), and as required by law, determines annually whether to approve the continuance of the Investment Advisory Agreement between the Fund and Union Investment Advisors (“UIA”).  At a meeting held on July 21, 2011, the Board of Directors (the “Board”), including a majority of the independent directors attending the meeting in person, approved the continuance of the Investment Advisory Agreement for another year.

In preparation for the meeting, the Board received and evaluated information supplied by UIA in response to a letter prepared by counsel to the Fund requesting information relevant to approval of the Investment Advisory Agreement.  The Board considered the factors discussed below in evaluating the continuation of the Investment Advisory Agreement.

The Board reviewed the nature and extent of the services provided by UIA under the Investment Advisory Agreement.  The Board reviewed the credentials and experience of the officers of UIA providing services under the Investment Advisory Agreement and concluded that UIA is providing services in accordance with the Investment Advisory Agreement.  Based on such review, the Board concluded that the range and quality of services provided by UIA under the Investment Advisory Agreement was appropriate.

The Board reviewed the performance of the Portfolios during the past one, three, five and ten year periods against the performance of funds advised by other advisors with investment strategies comparable to those of the Portfolios, and the performance of the Portfolios relative to benchmark indices.  The Board noted that the performance of the Portfolios was in line with that of funds in their peer group and their benchmark indices.

In reviewing the advisory fee rate for the Portfolios under the Investment Advisory Agreement, the Board compared effective contractual advisory fee rates and total expense ratios for comparable funds at common asset levels and noted that the advisory expenses are slightly higher, but that the total expenses of the Fund are lower, than that of funds advised by other advisors with investment strategies comparable to those of the Portfolios.  The Board also considered the fees charged by affiliates of UIA for investment advisory services provided to clients other than mutual funds, and concluded that those fees are comparable to the fees paid by the Portfolios.  The Board concluded that possible economies of scale that might be realized by UIA in management of the Portfolios were not relevant to its deliberation since the Portfolios have not grown in size in recent years.

The Board considered the overall performance of UIA in providing investment advisory and portfolio administrative services to the Fund, and concluded that such performance was satisfactory.

The Board reviewed information concerning the profitability of UIA and its financial condition.  The Board concluded that the compensation to be paid by the Fund under the Investment Advisory Agreement was not excessive.

In determining whether to continue the Investment Advisory Agreement for the Fund, the Board also considered the prior relationship between UIA and the Fund, as well as the Board’s knowledge of UIA’s operations.  The Board noted that substantially all of the investors in the Fund have a relationship with Union Bank & Trust Company, an affiliated company of UIA.

Taking into account all of these factors, the Board determined that UIA’s services, performance and fees were satisfactory.  The Board further determined that the information provided by UIA on comparative expenses and services supported their conclusion that the advisory fees under the Investment Advisory Agreement are reasonable.  Accordingly, the Board approved the continuation of the Investment Advisory Agreement.

OTHER INFORMATION

The Fund provides a complete list of its portfolio holdings four times each fiscal year as of the end of each quarter.  For the second and fourth fiscal quarters, the lists appear in the Fund’s semi-annual and annual reports to shareholders.  For the first and third fiscal quarters, the Fund files the list with the Securities and Exchange Commission on Form
N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C.  You can obtain information on the operation of the public reference room, including information about duplicating fee charges, by calling
1-800-SEC-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov.  The SEC file number for the Fund is 811-6259.  The Fund makes the information on Form N-Q available to shareholders upon request made by calling (888) 769-2362.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request made by calling (888) 769-2362.  The information is also available on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available, without charge, upon request made by calling (888) 769-2362.  The information is also available on the Commission’s website at http://www.sec.gov.

Item 2.  Code of Ethics

As of the end of the period covered by this report, Stratus Fund, Inc. (the “Fund”) had adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”).  The Code is intended to promote honest and ethical conduct, full, fair and timely disclosure in reports and documents that the Fund files with the Securities and Exchange Commission (“SEC”) and compliance with applicable laws and regulations.  There were no amendments to the Code during the period covered by this report.  The Fund did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The Fund will provide to any person, without charge, a copy of the Code, upon request made by calling (888) 769-2362.

Item 3.  Audit Committee Financial Expert

The Fund’s Board of Directors has determined that at the present time, none of the members of the Audit Committee of the Board of Directors meets the definition of the term “audit committee financial expert” as adopted by the SEC.  That definition requires that a person have prepared or audited investment company financial statements in order to qualify as an “audit committee financial expert.”

The Fund’s Audit Committee consists of three independent directors, each of whom has been selected based upon the Board’s determination that they are fully qualified to monitor the performance of the Fund’s independent auditors and management’s reporting of the Fund’s financial condition and results of operations.  The Audit Committee has the authority to retain independent consultants and experts whenever it deems appropriate.

Item 4.  Principal Accountant Fees and Services

Audit Fees

Deloitte & Touche, LLP, the Fund’s independent auditor, billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

	Fees Billed in FY 2011	Percentage of Fees in FY 2011 Provided Pursuant to Pre-Approved Policies	Fees Billed in FY 2010	Percentage of Fees in FY 2010 Provided Pursuant to Pre-Approved Policies

Audit Fees	$48,000	0.00	$45,950	0.00
Audit Related Fees	5,850	0.00	3,250	0.00
Tax Fees	3,486	0.00	3,300	0.00
All Other Fees	0	0.00	0	0.00
Total Fees	$57,336	0.00	$52,500	0.00

Audit fees were paid for professional services rendered for the audit of the Fund’s financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.  Audit related services were rendered for assurance and related services to the Fund that are reasonable related to the performance of the audit of the

Fund’s financial statements but are not reported as audit fees.  Fees paid for tax services were for professional services relating to tax compliance, tax advice and tax planning.

Other Fees

Deloitte & Touche billed the Fund aggregate non-audit fees of $3,300 for the fiscal year ended June 30, 2010, and $3,486 for the fiscal year ended June 30, 2011, for non-audit related services.  The Fund’s Audit Committee approves each engagement of Deloitte & Touche to perform non-audit related services for the Fund.  It has not adopted any pre-approval policies or procedures for such non-audit related services.  The Audit Committee considered whether services provided by Deloitte & Touche to the Fund’s investment adviser or any affiliate of the Fund’s investment adviser is compatible with maintaining the independence of Deloitte & Touche, and determined that Deloitte & Touche’s independence would not be compromised.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

A schedule of investments for the Fund’s investment portfolios is included as a part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this report.

Item 11.  Controls and Procedures

An evaluation was performed by the officers of Stratus Fund, Inc. (the “Fund”), including the principal executive officer and principal financial officer, of the effectiveness and design of the Fund’s disclosure controls and procedures.  Based on that evaluation, which was conducted within 90 days of the filing date of this report, the Fund’s principal executive officer and principal financial officer concluded that the Fund’s disclosure controls and procedures were reasonably designed and effectively operate so as to insure that material information relating to the Fund is made known to management of the Fund, including the principal executive officer and principal financial officer.  There have been no significant changes in the Fund’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12.  Exhibits

(a)

(1)

Code of Ethics for Principal Executive and Senior Financial Officers.

(2)

Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act.

(3)

Not applicable.

(b)

Certifications required by Section 1350 of Chapter 63 of Title 18 of the United States Code.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stratus Fund, Inc.

By /s/ Jon C. Gross

      Jon C. Gross
     President

      (Principal Executive Officer)

Date:  August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jon C. Gross

      Jon C. Gross

      President
     (Principal Executive Officer)

Date:  August 26, 2011

By /s/ Jeffrey Jewell

      Jeffrey Jewell

      Vice-President and Chief Financial Officer
     (Principal Financial Officer)

Date:  August 26, 2011